UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

Amendment No. 1

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events and Regulation FD Disclosure.

This Form 8-K amends the prior Form 8-K filed by Hickory Tech Corporation (the “Company”) on December 10, 2004 which contained a copy of a press release announcing an increase in the Company’s quarterly dividends.  The date of record for shareholder ownership was incorrect in this original press release and a new press release was released on December 14, 2004 with the correct date of record of February 15, 2004. A copy of the new press release is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99.1	Press Release, dated December 14, 2004, issued by Hickory Tech Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  December 15, 2004

HICKORY TECH CORPORATION

By:	/s/ John E. Duffy
Name: John E. Duffy
Title: Chief Executive Officer

By:	/s/ David A. Christensen
Name: David A. Christensen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 14, 2004, issued by Hickory Tech Corporation